SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2008

BRIDGELINE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801
(Address of principal executive offices, including zip code)

(781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement

On July 1, 2008, Bridgeline Software, Inc., a Delaware corporation (“Bridgeline Software”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Indigio Group, Inc., a Colorado corporation (“Indigio”), and the stockholders of Indigio, and completed the acquisition of Indigio.

The Merger Agreement sets forth the terms and conditions pursuant to which Bridgeline Software acquired all the outstanding capital stock of Indigio in exchange for consideration paid to Indigio’s stockholders, consisting of (i) $600,000 in cash, (ii) 1,127,810 shares of Bridgeline Software common stock, (iii) the payment of $194,546 of indebtedness owed by Indigio, and (iv) deferred consideration of up to $2,100,000, payable in cash quarterly over the 14 consecutive calendar quarters after the acquisition, contingent upon Indigio achieving certain financing goals during such period.

The parties to the Merger Agreement made customary representations, warranties and covenants therein, and the completion of the acquisition of Indigio was subject to customary conditions described therein.

In connection with the execution and delivery of the Merger Agreement, Bridgeline Software entered into an Employment Agreement with Timothy Higgins, pursuant to which Bridgeline Software will employ Mr. Higgins as Executive Vice President and General Manager of the Denver business unit.

Under the terms of the Employment Agreement, Mr. Higgins agreed, among other things, not to compete with Bridgeline Software for a period of up to 12 months after ceasing to be an employee of Bridgeline Software.  In addition, the Merger Agreement separately prohibits each of Timothy Higgins, Michael Higgins and Jeff D. Higgins from competing with Bridgeline Software for a period of three years ending on the third anniversary of the closing of the acquisition.  The restrictions contained in the Merger Agreement shall terminate with respect to each of Timothy Higgins, Michael Higgins and Jeff D. Higgins upon the termination of such individual’s employment with Bridgeline Software without cause or for good reason.

The foregoing description of the acquisition, the Merger Agreement and the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of each such agreement, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets

On July 1, 2008, Bridgeline Software completed the acquisition of Indigio described in Item 1.01. The acquisition was made pursuant to the Merger Agreement described in Item 1.01, whereby, upon the terms and subject to the conditions set forth therein, Bridgeline Software acquired all the outstanding capital stock of Indigio.

Item 3.02.    Unregistered Sales of Equity Securities

On July 1, 2008, Bridgeline Software agreed to issue 1,127,810 shares of Bridgeline Software common stock as partial consideration for the acquisition of all the outstanding capital stock of Indigio.  The shares will be issued to the stockholders of Indigio pursuant to the terms of the Merger Agreement.   The shares will be issued without registration and are subject to restrictions under the Securities Act of 1933 and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 7.01.    Regulation FD Disclosure

On July 1, 2008, Bridgeline Software issued a press release announcing the completion of the Indigio acquisition.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.  The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits.

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(a)    Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(b)    Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(d)    Exhibits.

Exhibit No.	Exhibit Description

2.1
Agreement and Plan of Merger, dated as of July 1, 2008, by and among Bridgeline Software, Inc., Indigio Group, Inc., Timothy Higgins, Michael Higgins, Jeff D. Higgins, William Sedgwick, Sage Realty Group, LLC, Michael Mark, Lawrence O. Brown, Bryan Schutjer, Richard Ganley, Timothy Watson, Micah Baldwin, Michael Roy, Christine Spencer, Michael Merkulovich, James Nelson, Jaime Pabon, George Kassabgi and James Conrad.

2.2	Employment Agreement with Timothy Higgins.

99.1	Press release issued by Bridgeline Software, Inc., dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC.
(Registrant)

By:	/s/ Thomas L. Massie
Thomas L. Massie
President and Chief Executive Officer

Date:  July 2, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1
Agreement and Plan of Merger, dated as of July 1, 2008, by and among Bridgeline Software, Inc., Indigio Group, Inc., Timothy Higgins, Michael Higgins, Jeff D. Higgins, William Sedgwick, Sage Realty Group, LLC, Michael Mark, Lawrence O. Brown, Bryan Schutjer, Richard Ganley, Timothy Watson, Micah Baldwin, Michael Roy, Christine Spencer, Michael Merkulovich, James Nelson, Jaime Pabon, George Kassabgi and James Conrad.

2.2	Employment Agreement with Timothy Higgins.

99.1	Press release issued by Bridgeline Software, Inc., dated July 1, 2008.